UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2018

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As approved by the Board of Directors of Phio Pharmaceuticals Corp. (the “Company”), on December 19, 2018, the Company and Geert Cauwenbergh, Dr. Med. Sc., the Company’s Chief Executive Officer (the “CEO”), agreed to extend by two months (the “Extension Agreement”) the CEO’s prior irrevocable election (the “Election”) to receive 50% of his base salary and cash bonuses, if any (collectively, the “Compensation”), in the form of unvested, restricted shares of the Company’s common stock (“RSUs”). The description of the Non-Plan Stock Compensation Election and Terms and Conditions, pursuant to which the Election was made (the “Terms and Conditions”), was described in Item 5.02 to the Company’s September 4, 2018, Current Report on Form 8-K and is incorporated herein by reference (including the full text of the Terms and Conditions filed therewith as Exhibit 10.1).

Prior to the Extension Agreement, the Election covered Compensation from September 15, 2018 through December 31, 2018 (the “Initial Period”) and all RSUs received pursuant to the Election were to vest in full on January 1, 2019, subject to the CEO’s continued employment with the Company. The Extension Agreement (i) extends the applicable period of the Election through February 28, 2019, and (ii) provides that all RSUs granted pursuant to the Election shall vest on March 1, 2019, including those RSUs granted during the Initial Period. Other than the aforementioned changes, the Terms and Conditions will continue to apply.

The preceding description is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

10.1	Amendment No. 1 to Cauwenbergh Non-Plan Stock Compensation Election Agreement

*        *        *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: December 21, 2018	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc. Chief Executive Officer

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